SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

August 10, 2001

Export Funding Corporation
(Exact name of registrant as specified in its charter)

Delaware                  33-49560                 56-1782848
(State of other juris-         (Commission               (I.R.S. Employer
diction of incorporation)    Registration Number)   Identification Number)

Export Funding Corporation
Bank of America Corporate Center
100 N. Tryon Street
NC1007-07-01
Charlotte, North Carolina  28255
(704) 386-4032
	_______________________________________________________
	(Address of Registrant's principal executive office and Registrant's telephone number, including area code)

Item 5.  Other Events

		This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated August 10, 2001, delivered to the Trustee by the Servicer relating to the August 15, 2001 distribution by the Trust on the Class A and Class B Certificates.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

		28.  Servicer's Report, dated August 10, 2001.


	SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						EXPORT FUNDING CORPORATION



						By:	/s/Ana G. Panameno
							Ana G. Panameno
							Vice President


Dated: August 10,2001



	SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						EXPORT FUNDING CORPORATION



						By: 	/s/Ana G. Panameno
							Ana G. Panameno
							Vice President

Dated: August 10,2001
EXHIBIT INDEX


									Sequentially
 									Numbered
Exhibit No.		Description			Page

	28		Servicer's Report, dated
			August 10, 2001